UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2014

Vitacost.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34468	37-1333024
(Commission File Number)	(IRS Employer Identification No.)

5400 Broken Sound Blvd., NW, Suite 500
Boca Raton, Florida	33487-3521
(Address of Principal Executive Offices)	(Zip Code)

(561) 982-4180

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

As previously disclosed, on July 1, 2014, Vitacost.com, Inc., a Delaware corporation (the “Company”), The Kroger Co., an Ohio corporation (“Parent”), and Vigor Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser offered (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (the “Shares”), for $8.00 per share net to the holder thereof in cash, without interest and subject to any applicable withholding tax (the “Offer Price”).

Upon the expiration of the initial offering period of the Offer at 5:00 pm, New York City time, on Friday, August 15, 2014, Purchaser accepted for payment 29,842,390 Shares representing approximately 86.68% of the outstanding Shares. In addition, American Stock Transfer & Trust Company, LLC, the depositary for the Offer, advised that it received commitments to tender to Purchaser 836,275 additional shares under the guaranteed delivery procedures in the Offer prior to the expiration of the initial offering period, representing approximately 2.43% of the outstanding Shares. Purchaser accepted for payment all Shares validly tendered in, and not withdrawn from, the Offer according to the terms and conditions of the Offer.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on August 18, 2014 in accordance with applicable provisions of Delaware law that authorize the completion of the Merger without a vote or meeting of stockholders of the Company. In connection with the Merger, each outstanding Share not tendered in the Offer (other than (i) any shares owned directly by Kroger or Purchaser or held in the treasury of the Company, (ii) any shares held by any subsidiary of the Company or Kroger (other than Purchaser), or (iii) any shares as to which the holder thereof is entitled to and who properly exercises appraisal rights under Delaware law) was converted into the right to receive the Offer Price in cash, without interest thereon and less any applicable withholding taxes. Under the terms of the Merger Agreement, Parent and Purchaser completed the Offer and the Merger for $8.00 per Share for the outstanding Shares. All options to purchase the Company’s common stock that are outstanding, whether or not vested, immediately prior to the Effective Time, were canceled and converted automatically into the right to receive, in exchange for the cancellation of such options, an amount of cash, without interest, equal to the product obtained by multiplying (x) the aggregate number of shares of the Company’s common stock that were issuable upon exercise of such option immediately prior to the Effective Time and (y) the Offer Price, less the per share exercise price of such option. Following the consummation of the Merger, the Company continued as the surviving corporation and became a wholly owned subsidiary of Parent.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 2, 2014, and which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Offer and the Merger, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on the NASDAQ was suspended prior to the commencement of trading on August 18, 2014. The Company also intends to file with the SEC a Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification of Rights of Security Holders.

The information contained in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in Items 2.01, 3.01 and 3.03, above, and Items 5.02 and 5.03, below of this Current Report on Form 8-K is incorporated herein by reference.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and effective as of the Effective Time, Michael A. Kumin, Christopher S. Gaffney, Stuart Goldfarb, Jeffrey J. Horowitz, Edwin J. Kozlowski, Michael J. McConnell and Robert Trapp M.D. resigned as members of the Company’s Board of Directors and Christine S. Wheatley, the director of Purchaser immediately prior to the Effective Time, became the director of the Company.

In addition, effective as of the Effective Time, all of the executive officers of the Company were removed from their respective positions as executive officers and Christine S. Wheatley became the President, Treasurer and Controller of the Company.

Information about Christine S. Wheatley is contained in the Offer to Purchase, filed as Exhibit (A)(1)(a) to the Tender Offer Statement on Schedule TO originally filed by Parent and Purchaser with the SEC on July 18, 2014, which information is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to read identically to the certificate of incorporation of Purchaser as in effect immediately prior to the Effective Time, and the bylaws of Purchaser as in effect immediately prior to the Effective Time became the bylaws of the Company, except that in each case the name of the Company set forth therein was changed to “Vitacost.com, Inc.” The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On August 18, 2014, the Company issued a joint press release with Parent relating to the announcing the expiration and results of the Offer and completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 1, 2014, by and among The Kroger Co., Vigor Acquisition Corp. and Vitacost.com, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Vitacost on July 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Vitacost.com, Inc.

3.2	Amended and Restated Bylaws of Vitacost.com, Inc.

99.1	Joint Press Release, issued by The Kroger Co. and Vitacost.com, Inc. dated as of August 18, 2014 (incorporated by reference to Exhibit (a)(5)(H) of the Schedule TO-T/A filed by The Kroger Co. on August 18, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITACOST.COM, INC.

Date: August 18, 2014	By:	/s/ Christine S. Wheatley
	Name:	Christine S. Wheatley
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 1, 2014, by and among The Kroger Co., Vigor Acquisition Corp. and Vitacost.com, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Vitacost on July 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Vitacost.com, Inc.*

3.2	Amended and Restated Bylaws of Vitacost.com, Inc.*

99.1	Joint Press Release, issued by The Kroger Co. and Vitacost.com, Inc. dated as of August 18, 2014 (incorporated by reference to Exhibit (a)(5)(H) of the Schedule TO-T/A filed by The Kroger Co. on August 18, 2014).

*	Filed herewith